                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        First Regional Bancorp 0-10232
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                 ---------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                                       -----------
     (3) Filing Party:
                       -------------------------------------------
     (4) Date Filed:
                       -------------------------------------------

================================================================================

                            FIRST REGIONAL BANCORP

                             1801 CENTURY PARK EAST
                         CENTURY CITY, CALIFORNIA 90067

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 21, 1998

NOTICE IS HEREBY GIVEN TO THE SHAREHOLDERS OF FIRST REGIONAL BANCORP (the "Company") that, pursuant to the Bylaws of the Company and the call of its Board of Directors, the Annual Meeting of Shareholders of First Regional Bancorp will be held in the Cypress Room, Century Plaza Hotel and Tower, 2025 Avenue of the Stars, Century City, California on Thursday, May 21, 1998, at 11:00 a.m., for the purpose of considering and voting upon the following matters:

          1. Amendment of Bylaws - Range of Directors. Approving an amendment to the Company's Bylaws to increase the current range of directors which is five (5) to nine (9) to a range of six (6) to ten (10).

          2. Amendment of Bylaws - Classified Board of Directors. Approving an amendment to the Company's Bylaws providing for the Board of Directors to be divided into two or three classes of directors, depending on the number of directors, serving staggered terms.

          3. Amendment to Articles of Incorporation - Serial Preferred Stock. Approving a proposal to amend the Company's Articles of Incorporation to add a class of Serial Preferred Stock.

          4. Election of Directors. If Proposal 2 is approved, electing the following nine (9) persons to the Board of Directors three of whom shall serve until the 1999 Annual Meeting, three of whom shall serve until the 2000 Annual Meeting and three of whom shall serve until the 2001 Annual Meeting and in all cases until their successors are elected and have qualified. If Proposal 2 is not approved, electing the same nine (9) persons to the Board of Directors all of whom shall serve until the 1999 Annual Meeting and until their successors are elected and have qualified:


          Anthony Gartshore      Thomas E. McCullough   Lawrence J. Sherman
          Gary M. Horgan         Frank R. Moothart      Jack A. Sweeney
          Alexander S. Lowy      Mark Rubin             Carolyn Zarro

          5. Other Business. Transacting such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 31, 1998 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

                                             By Order of the Board of Directors


                                             Thomas E. McCullough, Secretary
                                             First Regional Bancorp

Dated: April 21, 1998

================================================================================
  The Bylaws of the Company provide for the nomination of directors in the following matter:

  "Section 2.11. Nomination of Directors. Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nominations are to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors or ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to the nomination of a person to replace a proposed nominee who had died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee."

  YOU ARE URGED TO VOTE IN FAVOR OF THE PROPOSALS OF THE COMPANY'S BOARD OF DIRECTORS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF YOUR PROXY, OR BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

================================================================================


                             FIRST REGIONAL BANCORP

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 21, 1998


                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the Annual Meeting of Shareholders (the "Meeting") of First Regional Bancorp (the "Company") to be held in the Cypress Room, Century Plaza Hotel and Tower, 2025 Avenue of the Stars, Century City, California, on Thursday, May 21, 1998, at 11:00 a.m. and at any and all adjournments thereof.

     It is anticipated that this Proxy Statement will be mailed to shareholders eligible to receive notice of and vote at the Meeting on or about April 21, 1998.

     The matters to be considered and voted upon at the Meeting will be:

          1. Amendment of Bylaws - Range of Directors. Approving an amendment to the Company's Bylaws to increase the current range of directors which is five (5) to nine (9) to a range of six (6) to ten (10).

          2. Amendment of Bylaws - Classified Board of Directors. Approving an amendment to the Company's Bylaws providing for the Board of Directors to be divided into two or three classes of directors, depending on the number of directors, serving staggered terms.

          3. Amendment to Articles of Incorporation - Serial Preferred Stock. Approving a proposal to amend the Company's Articles of Incorporation to add a class of Serial Preferred Stock.

          4. Election of Directors. If Proposal 2 is approved, electing the following nine (9) persons to the Board of Directors three of whom shall serve until the 1999 Annual Meeting, three of whom shall serve until the 2000 Annual Meeting and three of whom shall serve until the 2001 Annual Meeting and in all cases until their successors are elected and have qualified. If Proposal 2 is not approved, electing the same nine (9) persons to the Board of Directors all of whom shall serve until the 1999 Annual Meeting and until their successors are elected and have qualified:

          H. Anthony Gartshore   Thomas E. McCullough   Lawrence J. Sherman
          Gary M. Horgan         Frank R. Moothart      Jack A. Sweeney
          Alexander S. Lowy      Mark Rubin             Carolyn Zarro

          5. Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

===============================================================================
REVOCABILITY OF PROXIES

     A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy Holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of the Meeting of his/her election to vote in person, and by voting in person at the Meeting. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED IN THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

PERSONS MAKING THE SOLICITATION

     This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company and its subsidiary, First Regional Bank (the "Bank"), may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.


                               VOTING SECURITIES

     There were issued and outstanding 2,451,631 shares of the Company's Common Stock on March 31, 1998, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. Each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares may be voted cumulatively if a shareholder present and voting at the Meeting gives notice at the Meeting and prior to the voting of his or her intention to so vote. Cumulative voting means that a shareholder has the right to vote the number of shares he or she owns as of the record date, multiplied by the number of directors to be elected. Generally, this total number of votes may be cast for one nominee or it may be distributed on the same principle among nominees as the shareholder sees fit. However, if the proposed amendment to the Company's Bylaws providing for the Board of Directors to be divided into three classes is duly approved by the shareholders, votes may be
cumulated only for directors to be elected within each class.   If cumulative
voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Board of Directors.

     Directors are elected by plurality vote. Abstentions and broker non-votes do not have the effect of a vote in opposition to the election of a director. Abstentions are counted toward a quorum which requires a bare majority of outstanding shares.

================================================================================

           SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Management of the Company does not know of any persons other than Jack A. Sweeney, the Company's Chairman of the Board and Chief Executive Officer; Steven Sweeney as Trustee(1); Mark Rubin, the Company's President and Vice Chairman of the Board; and Six Point Trust, who are the beneficial owners of more than 5% of the Company's outstanding Common Stock as of March 31, 1998. Mr. Rubin's and Mr. Sweeney's business address is 1801 Century Park East, 8th Floor, Century City, California, 90067. Steven Sweeney's business address is c/o Regional Financial Corporation, 1801 Century Park East, Suite 820, Century City, California 90067. Six Point Trust's business address is 19456 Ventura Boulevard, Tarzana, California 91356. The following table sets forth certain information, as of March 31, 1998, concerning the beneficial ownership of the Company's outstanding Common Stock by each of the directors and nominees for director of the Company and by all directors and officers(2) of the Company as a group.


          NAME AND TITLE                                            COMMON STOCK              PERCENT
       OTHER THAN DIRECTOR                                      BENEFICIALLY OWNED(3)(4)     OF CLASS(4)
       -------------------                                      -----------------------     -----------

H. Anthony Gartshore................................                     13,000(5)               .53%

Gary M. Horgan......................................                      1,000(6)               .04%

Alexander S. Lowy...................................                     39,000(7)              1.58%

Thomas E. McCullough................................                     15,000(8)               .61%
Chief Financial Officer, Secretary

Frank R. Moothart...................................                     15,000(9)               .61%

Mark Rubin..........................................                    472,304                19.26%
President and Vice Chairman of the Board

Lawrence J. Sherman.................................                     61,300(10)             2.49%

Jack A. Sweeney.....................................                    472,304(11)            19.26%
Chairman of the Board and Chief Executive Officer

Carolyn Zarro.......................................                        -0-                  -0-

All Directors and Officers as a Group (9 in Number)..                 1,088,908(12)            43.36%

------------------

(1) Steven Sweeney has voting powers over 156,000 shares but disclaims beneficial interest in all but 52,000 shares.

(2) The term "officer" means the Chairman of the Board and Chief Executive Officer; and the President and Vice Chairman of the Board; and the Chief Financial Officer and the Secretary.

(3) This figure includes shares beneficially owned, directly or indirectly, together with associates or by or on behalf of minor children or children living at the residence of the director or officer. Unless otherwise indicated, the persons named herein have sole voting power over shares reported.

(4) Shares subject to options held by directors and officers that were exercisable within 60 days after the Record Date ("vested"), are treated as outstanding for the purpose of computing the number and percentage of outstanding securities of the class owned by such person but not for the purpose of computing the percentage of the class owned by any other person.

(5) This figure, as well as percent of class, includes, as if currently outstanding, 13,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Gartshore, but which have not been exercised pursuant to the Company's Stock Option Plan.

(6) Mr. Horgan disclaims beneficial interest in 70 shares held by him which are not included in this figure.

(7) This figure, as well as percent of class, includes, as if currently outstanding, 15,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Lowy, but which have not been exercised pursuant to the Company's Stock Option Plan.

================================================================================
(8) This figure, as well as percent of class, includes, as if currently outstanding, 15,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. McCullough, but which have not been exercised pursuant to the Company's Stock Option Plan.

(9) This figure, as well as percent of class, includes, as if currently outstanding, 15,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Moothart, but which have not been exercised pursuant to the Company's Stock Option Plan.

(10) This figure, as well as percent of class, includes, as if currently outstanding, 15,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Sherman, but which have not been exercised pursuant to the Company's Stock Option Plan.

(11) This figure, as well as percent of class, includes 48,700 shares held by the Sweeney Foundation.

(12) This figure, as well as percent of class, includes, as if currently outstanding, 60,000 shares vested or which will vest within sixty (60) days of the Record Date to all officers and directors as a group, but which have not been exercised pursuant to the Company's Stock Option Plan.


                                   PROPOSAL 1
                              AMENDMENT OF BYLAWS
                               RANGE OF DIRECTORS

     The Bylaws of the Company provide that the authorized number of directors shall be not less than five (5) nor more than nine (9). The Board of Directors acting as a nominating committee has nominated the nine persons specified in the Section entitled "ELECTION OF DIRECTORS" herein to serve as directors of the Company for a period of either one, two or three years as designated by the Board (see "Amendment to Bylaws - Classified Board"). In order to allow for flexibility in the range of directors, the Board believes that the range should be changed to not less than six (6) nor more than ten (10). Consequently, it is proposed that Section 3.2 of the Bylaws be amended to read as follows:

               "Section 3.2.  Number of Directors.  The affairs of the
                              -------------------
          corporation shall be managed by a board of directors consisting of not less than six (6) nor more than ten (10) directors. The exact number of directors within the limits specified shall be fixed from time to time, (i) by resolution duly adopted by the board of directors; or
          (ii) by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly called meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote or of the board of directors; or (iii) by approval of the shareholders (as defined in Section 153 of the General Corporation Law); provided, however, that a bylaw reducing the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 16-2/3 percent of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one."

VOTE REQUIRED; BOARD RECOMMENDATION
-----------------------------------

     The favorable vote of a majority of the outstanding shares of the Company's Common Stock is required to adopt this amendment. The Board of Directors recommends a vote of "FOR" on the amendment designated as Proposal 1 on the Proxy accompanying this Proxy Statement. This amendment to the Bylaws will be effective as soon as the necessary shareholder approval has been obtained.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" ON THIS PROPOSAL 1.

================================================================================

                                   PROPOSAL 2
                              AMENDMENT TO BYLAWS
                         CLASSIFIED BOARD OF DIRECTORS

     The Company's Bylaws presently provide that all directors shall be elected at each annual meeting and until their respective successors are elected and have qualified. The proposed amendment to the Company's Bylaws provides that the Board of Directors shall be classified into two or three classes, depending on the number of directors, and that directors shall be elected for staggered terms. If this Amendment is adopted at the Meeting, the shareholders will be asked to elect nine directors, three for an initial term of one year, three for an initial term of two years and three for an initial term of three years.

     Consequently, it is proposed that Section 3.3 of the Company's Bylaws be amended to read as follows:

                    "Section 3.3 Election of Directors.  In the event the
                                 ---------------------
          authorized number of directors shall be fixed at nine (9) or more, the Board of Directors shall be classified into three (3) classes, the members of each class to serve for a term of three (3) years. In the event the authorized number of directors shall be fixed at six (6) or more, but less than nine (9), the Board of Directors shall be classified into two (2) classes, the members of each class to serve for a term of two (2) years. At the first annual meeting of shareholders held upon shareholder approval of this Section 3.3, nominees elected as directors will be classified according to the recommendations of the Board of Directors. If there shall be three (3) classes one-third (1/3) of the directors shall be elected for a term of three (3) years, one-third (1/3) of the directors shall be elected for a term of two (2) years, and one-third (1/3) of the directors shall be elected for a term of one (1) year. If the number of directors is not divisible by three (3), the first extra director shall be elected for a term of three (3) years and a second extra director, if any, shall be elected for a term of two (2) years; and if there shall be two (2) classes, one-half ( 1/2) of the directors shall be elected for a term of two (2) years and one-half (1/2) of the directors shall be elected for a term of one (1) year. If the number of directors is not divisible by two (2), the first extra director shall be elected for a term of two (2) years. At subsequent annual meetings of shareholders, a number of directors shall be elected equal to the number of directors with terms expiring at that annual meeting. If there shall be three (3) classes, at each subsequent annual meeting the directors elected shall be elected for a term of three (3) years. If there shall be two (2) classes, at each subsequent annual meeting the directors elected shall be elected for a term of two (2) years. In the event the authorized number of directors changes necessitating a change in the number of classes, the directors of the corporation shall be reclassified in accordance with California law and the principles of this Section 3.3; provided, however, any change in the number of classes shall not operate to shorten the term of any director. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and

          =====================================================================
          until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, howsoever resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected."

ANALYSIS OF SECTION 3.3
-----------------------

     Section 3.3, by providing for the classification of directors, provides that if the number of directors shall be fixed at nine or more, the Board shall be divided into three classes of directors serving staggered three-year terms, with each class being as nearly equal in number as possible. In the event the number of directors shall be fixed at six or more, but less than nine, the Board shall be divided into two classes of directors serving staggered two-year terms with each class being as nearly equal in number as possible. As a result, if there are three classes of directors, approximately one-third of the Board of Directors would be elected each year, and if there are two classes of directors, approximately one-half of the Board of Directors would be elected each year.
Section 3.3 further provides that at the first annual meeting of shareholders held after Section 3.3 becomes effective, which the Board anticipates will be this Meeting, nominees elected as directors will be classified according to the recommendations of the Board of Directors. Thus, because nine directors are to be elected, there will be three classes of directors, with one class serving until the 1999 annual meeting of shareholders, the second class serving until the 2000 annual meeting of shareholders, and the third class serving until the 2001 annual meeting of shareholders. Thereafter, each class of directors will be elected for staggered three-year terms. In the event of a vacancy on the Board, any director elected by the shareholders or the Board to fill the vacancy would hold office for the balance of the term of the class in which the vacancy occurred.


REASONS FOR AND AGAINST THE PROPOSAL
------------------------------------

     The Board of Directors believes that the classification of directors will reduce the possibility that a third party could effect a sudden or surprise change in the composition of the Board of Directors without the support of the incumbent Board. Thus, the classification of directors will affect the ability of shareholders of the Company to effect immediate changes in the composition of the Board of Directors.

     Because the classification of directors will make more difficult or deter a proxy contest or the assumption of control of the Board by a holder of a substantial block of the Company's Common Stock, it will increase the likelihood that incumbent members of Management will retain their position. The classification of directors will apply to every election of directors whether or not a change in the composition of the Board would be beneficial and whether or not the holders of a majority of the Company's Common Stock believe that such a change wold be desirable. As a result of the classification of directors it would require shareholders who do not favor the policies of the Board at least two annual meetings of shareholders to replace a majority of the Board.

     In addition, the classification of directors could have the effect of deterring a third party from making a tender offer for or otherwise acquiring significant blocks of the Company's shares, even though such an action might increase, at least temporarily, market prices for the Company's shares, and even though a number of shareholders of the Company might be willing to sell their shares at the price offered. Because the deterrence of such acquisitions could tend to reduce such temporary fluctuations in the market price of the Company's shares, shareholders could be denied certain opportunities to sell their shares at temporarily higher market prices. However, the Board believes that the benefits in protecting the ability of a Board of Directors to negotiate with a proponent of an unfriendly or unsolicited proposal to take over or restructure a corporation outweigh the disadvantage of discouraging such proposals.

================================================================================

     In recent years, accumulations by third parties of substantial stock positions in publicly held corporations frequently have been preludes to hostile attempts to take over or restructure such corporations or to sell all or part of such corporations' assets or to take other similar extraordinary corporate actions. Such actions are often undertaken by third parties without advance notice to or consultation with management. In many cases, such third parties position themselves through stock ownership to seek representation on boards of directors in order to increase the likelihood that they will be able to implement proposed transactions opposed by the corporation's management. If a corporation resists the efforts of a third party to obtain representation on its board, the third party may commence a proxy contest to have its nominees elected to the board in place of certain directors or the entire board. In some cases, a third party may not truly be interested in taking over the corporation, but uses the threat of a proxy fight or a bid to take over the corporation, or both, as a means of obtaining for itself a special benefit which might not be available to all of the corporation's shareholders.

     The Board believes that the imminent threat of removal of the Company's Management in such a situation, through a change in the composition of the Board, could severally curtail Management's ability to negotiate effectively with such a party. Management could be deprived of the time and information necessary to evaluate a particular takeover or other proposal, to seek and study alternative proposals that may better serve the interests of the Company's shareholders and, in an appropriate case, to help achieve a better price in any transaction involving the Company that may ultimately be undertaken.

     Takeovers or changes in management of a corporation which are proposed and effected without prior consultation and negotiation with its Board of Directors are not necessarily detrimental to the corporation and its shareholders. However, the Board believes that the benefits in protecting the ability of a Board of Directors to negotiate with a proponent of an unfriendly or unsolicited proposal to take over or restructure a corporation outweigh the disadvantages of discouraging such proposals.

     Section 3.3, is designed, in part, to encourage a third party seeking to acquire control of the Company to consult first with the Company's Board of Directors regarding any proposed business combination or other transaction involving the Company, so that it may be studied by the Board and so that the Company's shareholders can have the benefit of the Board's recommendations in cases where shareholder approval is required. Although a takeover bid may be made at prices representing premiums over the then current market price of the shares being sought, the Board believes that, in a situation where a third party seeks Management's cooperation, the Company's Board of Directors will be in a better position to promote consideration of a broader range of relevant factors, such as the structuring of a proposed transaction and its tax consequences and the underlying value and prospects of the Company. These issues may not otherwise adequately be addressed by such a third party.

VOTE REQUIRED; BOARD RECOMMENDATION
-----------------------------------

     A favorable vote by the holders of a majority of the Company's outstanding Common Stock entitled to vote is required to adopt the proposed amendment to
Section 3.3. If shareholders approve the proposed amendment to Section 3.3, the provision will become effective immediately and the Election of Directors at this Meeting shall be conducted on a classified board basis (see Election of Directors).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" ON THIS PROPOSAL 2.

================================================================================

                                   PROPOSAL 3
                     AMENDMENT TO ARTICLES OF INCORPORATION
                             SERIAL PREFERRED STOCK

     Article Four of the Articles of Incorporation, as amended, of the Company (the "Articles") presently provides for one class of shares of stock called "Common Stock." The total number of shares of common stock authorized is 50,000,000. The Board of Directors has approved and recommends that the shareholders of the Company approve an amendment to Article Four of the Articles to authorize 25,000,000 shares of a new class of stock, to be known as "Serial Preferred Stock," and to authorize the Board of Directors, by resolution and upon filing of an appropriate certificate with the Secretary of State, to thereafter specify the terms and conditions of a class or classes of the Serial Preferred Stock.

     Shareholders are being asked to approve the proposed amendment in order to provide the Board of Directors with the maximum flexibility to fix the terms and conditions of the Serial Preferred Stock in the event the Board seeks to raise additional equity capital through the issuance of a class of equity securities with preference over the common stock. The Board of Directors believes that this authorization will provide the Company with flexibility of action for possible future financing transactions, acquisitions and other corporate purposes. Elimination of the delay occasioned by the necessity of obtaining shareholder approval will better enable the Company to engage in financing transactions, and acquisitions which take full advantage of changing market
conditions.   Upon approval of this proposal by the shareholders, the Board of
Directors may designate the Serial Preferred Stock with rights, preferences, privileges and restrictions which have priority over the Common Stock, including but not limited to dividend and liquidation rights. The shareholders will be able to obtain, upon request and without charge, a statement of the rights, preferences, privileges and restrictions granted to or imposed upon the Serial Preferred Stock from the office of the Secretary of the Company. A legend will be added to the Common Stock certificates which sets forth this right to obtain such statement.

     Article Four of the Company's Articles of Incorporation currently reads:

          "This corporation is authorized to issue one class of shares of stock; and the total number of said shares is fifty million (50,000,000)."

     If Proposal 3 is approved by the shareholders of the Company, then Article Four will be amended to read as follows:

          "This corporation is authorized to issue two classes of shares designated "Serial Preferred Stock" and "Common Stock," respectively. The number of shares of Serial Preferred Stock authorized to be issued is 25,000,000 and the number of shares of Common Stock, no par value per share, authorized to be issued is 50,000,000.

          The designations and the powers, preferences and rights and qualifications, limitations or restrictions thereof, of each class of stock of the corporation shall be as follows:

               (A)  Serial Preferred Stock
                    ----------------------

                    Serial Preferred Stock may be issued from time to
               time in one or more series.  The Board of Directors is hereby

               ===============================================================
               authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of wholly unissued series of preferred shares, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

               (B)  Common Stock
                    ------------

                    (1) After the requirements with respect to preferential
               dividends upon all classes and series of stock entitled thereto shall have been paid or declared and set apart for payment and after the corporation shall have complied with all requirements, if any, with respect to the setting aside of sums as a sinking fund or for a redemption account on any class of stock, then and not otherwise, the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

                    (2) After distribution in full of the preferential
               amounts to be distributed to the holders of all classes and series of stock entitled thereto in the event of a voluntary or involuntary liquidation, dissolution, or winding up of the corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the corporation.

                    (3) Each holder of common Stock shall have one vote in
               respect of each share of such stock held by him, subject, however, to such special voting rights by class as are or may be granted to holders of Serial Preferred Stock."

     The Board of Directors is required to make any determination to issue shares of Serial Preferred Stock based on its judgment as to the best interests of the shareholders and the Company. Although the Board of Directors has no present intention of doing so, it could issue shares of Serial Preferred Stock that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of the Board of Directors, the action will be in the best interest of the shareholders and the Company, such shares could used to create voting or other impediments or to discourage persons seeking control of the Company. Such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Serial Preferred Stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts.

================================================================================
The issuance of new shares also could be issued to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the shareholders and the Company.

     It is not possible to state the actual effect of the authorization of the Serial Preferred Stock upon the rights of holders of Common Stock until the Board of Directors determines the respective rights of the holder of one or more series of the Serial Preferred Stock. The Company is not presently engaged in any negotiations concerning the issuance of any shares of Serial Preferred Stock, nor are there any present arrangements, understandings or plans concerning the issuance of such shares. The Board of Directors is not aware of any present effort by any person to accumulate the Company's securities or to obtain control of the Company.

     There are no provisions in the Company's Articles of Incorporation which are intended to have an anti-takeover effect. The proposed amendment to the Company's Bylaws providing for a classified board of directors is considered an anti-takeover provision however (see Proposal 2 - Amendment to Bylaws - Classification of Board of Directors).

     The Board of Directors believes that the proposed amendment is in the best interest of the Company and its shareholders. Proposal 3 provides increased flexibility in meeting corporate needs which might arise. Additionally, the Board of Directors believes that the delay occasioned by seeking shareholder approval of a specific issuance could be to the detriment of the Company and its shareholders.

VOTE REQUIRED; BOARD RECOMMENDATIONS
------------------------------------

     A favorable vote by the holders of a majority of the Company's outstanding Common Stock entitled to vote is required to adopt the proposed amendment to Article Four. If shareholders approve proposed Article Four, the provision shall become effective upon the filing of a Certificate of Amendment with the Secretary of State. The Board of Directors has instructed Management to file proposed Article Four as soon as possible.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" ON THIS PROPOSAL 3.


                                   PROPOSAL 4
                             ELECTION OF DIRECTORS

NOMINEES

  The Company's Bylaws currently provide for a range of five (5) to nine (9) directors, and permit the exact number of directors of the Company to be fixed by Board or shareholder action. The Board of Directors has fixed the number of directors at nine (9). If the proposed amendment to the Company's Bylaws providing for a classified board of directors (Proposal 2) is approved by the shareholders, votes will be cast in such a way as to effect the election of all nine (9) nominees, including electing the following three directors for an initial one-year term: Thomas E. McCullough, Lawrence J. Sherman and Carolyn Zarro; electing the following three directors for an initial two-year term:
Frank R. Moothart, Mark Rubin and Jack A. Sweeney and the following three directors for an initial three-year term: H. Anthony Gartshore, Gary M. Horgan and Alexander S. Lowy. If Proposal 2 is not approved, all nine (9) persons named above will be nominated for election as directors to serve until the 1999 Annual meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all nine (9) nominees in either case.

  In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board

================================================================================
of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of competing nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

  None of the directors or officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and officers of the Company and the Bank, acting within their capacities as such. There are no family relationships between the directors and officers of the Company, and none of the directors or officers of the Company serve as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

  The following table sets forth the names and certain information as of March 31, 1998, concerning the persons to be nominated by the Board of Directors for election as directors of the Company and the officers of the Company:


                                                                                                      YEAR FIRST      YEAR FIRST
                                                                                                       APPOINTED      APPOINTED
                                                                                                      OR ELECTED      OR ELECTED
NAME AND TITLE                                               BUSINESS EXPERIENCE                       DIRECTOR       DIRECTOR OF
(OTHER THAN                                                    DURING THE PAST                          OF THE           FIRST
  DIRECTOR)                                 AGE                 FIVE YEARS                              COMPANY     REGIONAL BANK
---------------                             ---         -------------------------                      ----------   -------------

H. Anthony Gartshore.....................    54   President, First Regional Bank                           1996            1996

Gary M. Horgan...........................    50   Attorney, Horgan, Rosen, Beckham & Coren, L.L.P.         1997            1997

Alexander S. Lowy........................    59   President, Jamco Holdings Corporation                    1988            1988

Thomas E. McCullough.....................    45   Chief Financial Officer and Secretary, First Regional    1993            1993
                                                  Bancorp; Executive Vice President and Chief Operating
                                                  Officer, First Regional Bank

Frank R. Moothart........................    79   Consultant, formerly Vice President, City Investing      1981            1979
                                                  Company, (diversified conglomerate) and President,
                                                  Southern California Financial Corporation

Mark Rubin...............................    61   President and Vice Chairman of the Board of First        1981            1979
President and Vice Chairman                       Regional Bancorp; Vice Chairman of the Board, First
of the Board and Chief                            Regional Bank; Real Estate Developer
Executive Officer

Lawrence J. Sherman......................    74   President, Sherman Industries, Inc.                      1981            1979

Jack A. Sweeney..........................    68   Chairman of the Board and Chief Executive Officer,       1981            1979
Chairman of the Board and                         First Regional Bancorp; Chairman of the Board and
Chief Executive Officer                           Chief Executive Officer, First Regional Bank; Real
                                                  Estate Developer

Carolyn Zarro............................    46   Executive Vice President, Real Estate Loan Department,   1996            1996
                                                  First Regional Bank

================================================================================

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

      During 1997, the Board of Directors of the Company held twelve (12) regular meetings and the Board of Directors of the Bank held twelve (12) regular meetings.

      The Boards of Directors of the Company and of the Bank have a joint Audit Committee composed of Messrs. Lowy, Moothart and Sherman. This committee is responsible for overseeing internal audit functions and for interfacing with the Company's and the Bank's independent certified public accountants, Deloitte & Touche LLP. The Audit Committee met twelve (12) times during 1997.

      The Company and the Bank have a joint Compensation Committee, which consists of Messrs. Lowy, Moothart and Sherman. The Compensation Committee reviews Management's recommendations regarding the granting of stock options, authorizes specific grants and establishes the terms and conditions upon which stock options can be exercised and advises the Board regarding executive compensation and personnel policies.

      The Company's Board of Directors does not have a standing nominating committee.

      During 1997, no director of the Company attended less than 75% of the aggregate meetings of the Company's Board of Directors and its Committees on which such director served.

              COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

      Directors who are also officers of the Bank or the Company do not receive fees for service on the Board or the Committees. During 1997, each outside director received $400 for each regular meeting of the Board of Directors of the Bank attended; $100 for each meeting of the Company's Board attended; and $300 for each meeting of the Loan Committee attended. On this basis, the directors received the following aggregate fees during 1997: Gary M. Horgan, $500; Alexander S. Lowy, $18,900; Frank R. Moothart, $13,500; and Lawrence J. Sherman, $18,900.

      The following table sets forth a summary of annual and long term compensation for the Chief Executive Officer of the Company and all executive officers with compensation, paid or accrued, in excess of $100,000.


                                            ANNUAL COMPENSATION(13)                   AWARDS                    PAYOUTS
                                    ----------------------------------------   --------------------   --------------------------
                                                                   OTHER       RESTRICTED   OPTION                   ALL
                                                                   ANNUAL        STOCK      SHARES     LTIP         OTHER
NAME AND PRINCIPAL POSITION         YEAR    SALARY     BONUS    COMPENSATION     AWARDS      SAR'S    PAYOUTS   COMPENSATION(14)
---------------------------         ----   --------   -------   ------------   ----------   -------   -------   ----------------

Jack A. Sweeney                     1997   $175,000   $15,000   N/A            None         None      N/A       N/A
 Chairman of the Board and          1996   $192,100   $15,000   N/A            None         None      N/A       N/A
 Chief Executive of the             1995   $140,000   $15,000   N/A            None         None      N/A       N/A
 Company and the Bank

Mark Rubin                          1997   $175,000   $15,000   N/A            None         None      N/A       N/A
 Vice Chairman of the Board of      1996   $177,650   $15,000   N/A            None         None      N/A       N/A
 the Company and the Bank,          1995   $140,000   $15,000   N/A            None         None      N/A       N/A
 President of the Company

Thomas E. McCullough                1997   $128,000   $10,000   N/A            None         None      N/A       N/A
 Chief Financial Officer and        1996   $122,610   $10,000   N/A            None         None      N/A       N/A
 Secretary of the Company,          1995   $ 95,000   $10,000   N/A            None         None      N/A       N/A
 Executive Vice President and

Chief Operating Officer
of the Bank

--------------------------------------

(13) Does not include director fees but does include monies deferred pursuant to the Bank's 401(k) Plan and Income Deferral Plans.

(14) The Bank furnishes and plans to continue to furnish to certain officers the use of Bank-owned automobiles which are used primarily for Bank business purposes. In past years, the Bank provided certain of its officers with memberships in various clubs, which were used primarily for bank business. The Bank has provided and plans to continue to provide certain of its officers with specified life and medical insurance benefits. Since portions of the automobile expenses, club membership fees and insurance premiums attributable to personal use are not believed to exceed $25,000 or ten percent (10%) of the compensation reported in the table per individual, such amounts have not been included in the foregoing figures. The "cash compensation" figures include monies deferred pursuant to the Bank 401(k) Plan and the Bank's Income Deferral Plans.

(15) Option shares only; the Company has not issued any Stock Appreciation Rights ("SARs").

===============================================================================

STOCK OPTIONS

  The following table sets forth certain information regarding stock options granted during 1997 to the Chief Executive Officer and all executive officers with compensation in excess of $100,000. The Company has not issued Stock Appreciation Rights ("SARs").

                                                 PERCENTAGE
                                              OF TOTAL OPTIONS
                          OPTIONS GRANTED   GRANTED TO EMPLOYEES   EXERCISE   EXPIRATION
NAME                        DURING 1997         DURING 1997         PRICE        DATE
                                            --------------------   --------   ----------
Jack A. Sweeney........        -0-                 -0-                N/A        N/A

Mark Rubin.............        -0-                 -0-                N/A        N/A

Thomas E. McCullough...        -0-                 -0-                N/A        N/A

    The following table sets forth certain information regarding stock options exercised during 1997 by the Chief Executive Officer and all executive officers with compensation in excess of $100,000.


                              SHARES                          NUMBER OF
                             ACQUIRED          VALUE         UNEXERCISED      VALUE OF UNEXERCISED
       NAME                 ON EXERCISE     REALIZATION       OPTIONS          OPTIONS AT 12/31/97
       ----                -----------   ---------------  --------------   ------------------------
                                                          EXERCISABLE/          EXERCISABLE/
                                                          UNEXERCISABLE         UNEXERCISABLE
Jack A. Sweeney........        30,000      $123,750(16)      -0-/45,000         N/A/$360,000(18)

Mark Rubin.............        30,000      $123,750(17)      -0-/45,000         N/A/$360,000(18)

Thomas E. McCullough...           -0-           -0-       10,000/15,000         $80,000/$120,000(18)

------------------------------------
(16)  Based on a fair market price of $6.125 per share at time of exercise.
(17)  Based on a fair market price of $6.125 per share at time of exercise.
(18)  Based on a closing price on December 31, 1997 of $10.00 per share.

CERTAIN TRANSACTIONS

  Some of the directors, officers and principal shareholders of the Company and companies with which they are associated are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business and the Bank expects to have banking transactions with such persons in the future. In Management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates, collateral and repayment schedule, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility nor contained terms unfavorable to the Bank.

  Starting on February 8, 1988, Jamco Holdings Corporation entered into a sublease with the Bank covering certain unused portions of the Bank's lease for Suite 800, 1801 Century Park East, Los Angeles, California. During 1997, Jamco paid the Bank $1,640 per month for its share of Suite 800, equal to the fair market value of the sublet space as determined by an independent appraisal. Messrs. Sweeney, Rubin and Lowy are each principal shareholders in Jamco.

===============================================================================
                            INDEPENDENT ACCOUNTANTS

  The firm of Deloitte & Touche LLP served as independent public accountants for the Company and the Bank for 1997 and will continue in those capacities in 1998.

  It is anticipated that a representative of Deloitte & Touche LLP will be present at the Meeting to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS

  The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 1999 Annual meeting of Shareholders is December 31, 1998.

                           SECTION 16 (a) COMPLIANCE

  Pursuant to Section 16 (a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission ("SEC") regulations, the Company's directors, certain officers, and greater than 10 percent shareholders are required to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports they file.

  Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and 10 percent shareholders were satisfied.

                                 OTHER MATTERS

  The Company's Board of Directors does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with the recommendations of the Company's Board of Directors on such matters, and discretionary authority to do so is included in the Proxy.

  MANAGEMENT OF THE BANCORP WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE BANCORP'S MOST RECENT ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS. SAID REQUEST SHOULD BE DIRECTED TO JACK A. SWEENEY, CHAIRMAN, FIRST REGIONAL BANCORP, 1801 CENTURY PARKEAST, 8TH FLOOR, CENTURY CITY, CALIFORNIA 90067.

                              First Regional Bancorp


                              Mark Rubin, President
                              First Regional Bancorp

Dated: April 21, 1998

                                     PROXY
                             FIRST REGIONAL BANCORP
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 1998


     The undersigned shareholder of First Regional Bancorp (the "Company") hereby nominates, constitutes and appoints Jack A. Sweeney and Mark Rubin, and each of them, the attorney, agent, and proxy of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 21, 1998, at 11:00 a.m. in the Cypress Room, Century Plaza Hotel and Tower, 2025 Avenue of the Stars, Century City, California, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present there at, as follows:

  1. Amendment of Bylaws - Range of Directors. Approving an amendment to the
     ----------------------------------------
     Company's Bylaws to increase the current range of directors which is five
     (5) to nine (9) to a range of six (6) to ten (10).

     FOR [  ]      AGAINST [  ]     ABSTAIN [  ]

  2. Amendment of Bylaws - Classified Board of Directors.  Approving an
     ---------------------------------------------------
     amendment to the Company's Bylaws providing for the Board of Directors to be divided into two or three classes of directors, depending on the number of directors, serving staggered terms.

     FOR [  ]      AGAINST [  ]     ABSTAIN [  ]

  3. Amendment to Articles of Incorporation - Serial Preferred Stock.
     ---------------------------------------------------------------
     Approving proposal to amend the Company's Articles of Incorporation to add a class of Serial Preferred Stock.

     FOR [  ]      AGAINST [  ]     ABSTAIN [  ]

  4. Election of Directors.  Electing the following nine persons named below
     ---------------------
     and in the Proxy Statement dated April 21, 1998, accompanying the Notice of said Meeting, to serve and until their successors are elected and have qualified, including the authority to elect the following nine persons to the initial terms indicated below:

     One-Year Term:          Two-Year Term:      Three-Year Term:
     --------------          --------------      ----------------
     Thomas E. McCullough    Frank R. Moothart   H. Anthony Gartshore
     Lawrence J. Sherman     Mark Rubin          Gary M. Horgan
     Carolyn Zarro           Jack A. Sweeney     Alexander S. Lowy


     AUTHORITY GIVEN [  ]   AUTHORITY WITHHELD [  ]

     IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME, BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:
     ------------------------------------------------------

  5. Other Business.  To transact such other business as may properly come
     --------------
     before the Meeting and any adjournment or adjournments thereof.



                      PLEASE SIGN AND DATE THE OTHER SIDE

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ON PROPOSALS 1, 2 AND 3 AND "AUTHORITY GIVEN" ON PROPOSAL 4. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.


                           PLEASE SIGN AND DATE BELOW



          __________________________        Dated: __________________, 1998
          (Number of Shares)


          __________________________        __________________________
          (Please Print Your Name)          (Signature of Shareholder)


          __________________________        __________________________
          (Please Print Your Name)          (Signature of Shareholder)


          (Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

          I do  [  ]     do not  [  ]     expect to attend the Meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.